TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042      HV-3574 – PremierSolutions Standard

333-72042      HV-5244 – PremierSolutions Standard (Series II)

Supplement dated May 19, 2020 to your Prospectus

FUND REORGANIZATION

INVESCO DIVIDEND INCOME FUND

At meetings held on December 9-11, 2019, the Boards of Trustees of the Invesco Funds unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Invesco Oppenheimer Equity Income Fund (the “Merging Fund”) will transfer all or substantially all of its assets and liabilities (the “Reorganization”) into the Invesco Dividend Income Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund that will be distributed to the Merging Fund shareholders.

The Reorganization was consummated on April 17, 2020 (the “Closing Date”) and shareholders of the Merging Fund received shares of the Acquiring Fund that were equal in value to the shares of the Merging Fund that shareholders held immediately prior to the closing of the Reorganization.

As a result of the Reorganization, if any of your Participant Account value was allocated to the Merging Fund Sub-Account, that amount was merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution was allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account was allocated automatically to the Acquiring Fund Sub-Account.

Participants who were automatically transferred to the Acquiring Fund Sub-Account as a result of the Reorganization will be permitted to make one special transfer out of the Acquiring Fund Sub-Account to other available Sub-Accounts until 90 days after the date of the Reorganization.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Effective as of the Closing Date, if you were enrolled in any Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, the Merging Fund was replaced with the Acquiring Fund.

Effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE
REFERENCE.